QUARTERLY REPORT
December 31, 2008

FMI
Common Stock
Fund, Inc.

A NO-LOAD
MUTUAL FUND

FMI
Common Stock
Fund, Inc.

December 31, 2008

Dear Fellow Shareholders:

Stocks declined significantly in the December quarter. The FMI Common Stock Fund fell 19.88%(1) compared to the Russell 2000 Index(2) decline of 26.12%.  For the calendar year, the Fund was down 20.41%, compared to a decline of 33.79% for the Russell 2000 Index. The bear market of 2008 was the second worst since the 1930s, and the trailing 10-year return for small cap stocks was one of the worst on record. Following is a chart depicting every rolling 10-year period since 1935.  The good news is that the poor 2008 returns are history; performance following difficult decades is typically quite good.  According to the Leuthold Group, when 10-year annual total returns fall to 1% or less (as they have for the S&P 500), the next ten years historically produced an average cumulative return of 183%.

Small Capitalization Stocks
10 Year Compound Annual Returns

Sources: Russell Investment Group; Financial Analysts Research Foundation

A few weeks ago it became apparent that the newspapers, magazines and broadcasters were essentially done writing anything positive. Given today’s many economic challenges and the sorry state of “old” media, perhaps their sour spin is not surprising. Wall Street economists, strategists and analysts, typically an optimistic crew, have also become uniformly negative. It seems like they are in a contest to see who can make the most egregiously downbeat projection. One wag described a Street strategist, saying,  “He is trying to out-Whitney everybody.” This is in reference to Oppenheimer’s Meredith Whitney, who has made a name for herself by being exceptionally bearish toward Citigroup. To summarize the pundits, we are now facing unprecedented weakness in housing, consumer spending, employment, manufacturing, auto sales, shipping, commodity prices,
______________
(1)	The Fund’s one year and annualized five and ten year returns through December 31, 2008 were: –20.41%, 3.51% and 7.65%, respectively.
(2)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.

business investment, credit quality, GDP growth, credit cards, commercial loans, securitizations, spreads, government tax receipts and the stock market. While many of these are undisputable realities as 2008 winds to a close, investors must decide whether today’s negatives will be temporary or long lasting. Are government policy initiatives going to prove effective or permanently destructive? Finally, what are the positives?

This letter will focus on the latter but first we must acknowledge that the current environment is indeed troubling and much worse than we anticipated. The policy responses so far have been haphazard, expensive, counterintuitive and rife with moral hazard. The Fed is printing money at a dangerous rate and it appears that our government leaders, and perhaps the populace, have lost faith in free market economics. The knee-jerk reaction from policymakers seems to be more intervention, more spending and more bureaucracy. We are rewarding poor lenders with additional capital and we are encouraging borrowing by people who do not have the wherewithal to repay, even while excessive borrowing (and spending) was what got us in trouble in the first place. We are making commitments without the money to cover the obligations. We are subsidizing companies that either acted irresponsibly or can’t compete, and penalizing successful companies and individuals who played by the rules. And we are taking it on faith that the Fed, who presided over irrational monetary policy that either led to or accentuated a bubble in both equities and real estate, is going to first pump-up the system to avoid deflation, then at just the right moment flip into a restrictive mode to avoid inflation.

Government Receipts as a Percentage of Gross Domestic Product

Source: Bureau of Economic Analysis

This view may sound a touch cynical and perhaps even paranoid. There are many others who feel massive government intervention is necessary to avoid a 1930s-style depression. On top of the many programs and hundreds of billons of dollars of commitments from Paulson, Bernanke and company, President-elect Obama’s team recently floated an $850 billion spending package, reminiscent of an FDR-era stimulus.  The theory is to increase government spending to make up for the fall in private spending. When things are back to normal, the thinking goes, government backs off and the private sector takes up the slack. The accompanying chart of federal spending as a percentage of Gross Domestic Product doesn’t really support the notion that this part of the bargain will be upheld.

The various interventions are supposed to increase liquidity in order to purchase assets that are currently unmarketable, from mortgage-backed securities to leveraged loans and structured investment vehicles. The next step, according to the Fed/Treasury playbook, at least as we read it, is debt restructuring. There is far more debt outstanding than can be repaid given today’s conditions, so these obligations simply have to be reduced. It’s analogous to a corporate Chapter 11 restructuring. How this debt restructuring will transpire remains to be seen. Certainly one thing the government could do for corporations is eliminate the tax penalty for retiring debt at a discount to par. Lenders could also forgive or modify terms. Companies could default. However it happens, the restructuring process is necessary before the conditions can facilitate any real credit creation.

Despite the enormous challenges facing the economy today, and with knowledge that it will take some time to return to a fundamentally sound position, the extraordinary decline in stock prices seems to discount an overly-dire outlook.  John Templeton used to describe the search for “points of maximum pessimism.” This feels like just such a time. We anticipate stocks being higher in two or three years, despite what is likely to be an ugly near term economic and corporate earnings environment. Extreme volatility may also characterize the market for the next several quarters. From 1950 to 2000 there were 27 days when the S&P 500 moved up or down more than 5%. Since October 1 of this year there have been a remarkable 26 days.  The VIX index, which measures volatility and is a proxy for fear, reached an all-time high in November. Pessimism is pervasive but there are a number of longer-term positives that may emerge from this difficult period that will likely bolster the economy, the stock market and society. Of course no one knows the true end of a bear market until long after the fact, but we are encouraged by the 22% gain in the S&P 500 since its intraday low on November 21.

Below we have articulated a few of the positives that may evolve from the 2008 turmoil.

Cost Cutting Sets the Stage for Profits Recovery
The dramatic decline in business conditions has ushered in an aggressive cost cutting attitude. In the last several weeks we have observed literally hundreds of companies announcing restructurings and expense reduction measures. Despite so-called Lean Manufacturing, Six Sigma, Kaizen, or any other efficiency measures, expansionary phases nearly always lead to excesses. Tough times remind managers they can do more with less. Higher unemployment is a painful short-term byproduct but the alternative is worse (think Japan over most of the past two decades). Inventories are also being wrung out of the system at a rapid clip. Overall corporate margins peaked in late 2006, declined moderately in 2007 and are down sharply in 2008. They will likely be down again in 2009 but we believe the conditions will be ripe for a recovery in 2010-2011. A dramatic decline in input costs (energy, steel, copper, etc.) will also aid the recovery.

Increased Consumer Savings and More Sensible Spending Create Sustainable Growth
To everyone who has wondered how we could continue to consume more than we earn, the answer is that we can’t. Consumers splurged for a long time as we borrowed against inflated asset values and spent more than our incomes, but that game is over. The savings rate fell to below zero percent in recent years but is already back into the 2-3% range. Policymakers are deathly afraid that this figure will grow dramatically as consumer fear builds. In the short run, a higher savings rate does depress GDP growth, but in the long run, a healthy savings rate provides the internally generated capital to grow in a sustainable fashion. This will also do wonders to help protect our currency down the road, which may wobble as we try to pay for all the new spending programs the government is implementing.

Personal Savings Rate
Source: Bureau of Economic Analysis
Shaded Areas - U.S. Recessions, Dashed Line - Beginning of Latest Recession

Zero Percent Interest May Do the Trick
The 10-year Treasury bond yield recently hit 2.04%, the lowest yield in over 60 years. Three months or shorter maturity Treasury bill yields were actually below zero in late December, an all time low. That’s right, you pay for the privilege of having the government hold your money!  Zero percent may finally do the trick. That is, it may finally get institutional investors to begin to take some risks, extend credit to worthy borrowers, purchase some of the assets that are stranded, and get the credit gears of the economy turning again. The delicate balancing act is to have all of this transpire without bastardizing the currency or reigniting asset or price inflation.

10 Year Government Bond Yields
Source: Federal Reserve Board
Shaded Areas - U.S. Recessions, Dashed Line - Beginning of Latest Recession

The Industrialization of the Rest of the World Still Awaits
The “super cycle” in commodities and infrastructure spending that characterized the headlines less than a year ago are a distant memory today. We haven’t heard from Matt Simmons (the peak oil guy) in several months and the Goldman Sachs analyst, who called for $300 per barrel earlier in 2008, is now looking for $25. Other commodities are down over 50%. Infrastructure cancellations and delays recently hit $115 billion, according to Morgan Stanley, which compares to a normal year of $15 billion. Despite this euphoria-to-despair outlook for commodities and infrastructure, the conditions that gave rise to the original thesis are largely intact. As long as a general trend toward market economics continues throughout the world, tens, if not hundreds of millions of people will, over the next decade, migrate from subsistence poverty toward middle class. The transportation, water, mineral, and energy needs of the countries where these people live are tremendous. The genie is out-of-the-bottle, so to speak; having experienced a taste of the better living conditions infrastructure expenditures can yield, there will be no going back. Now that input costs are plummeting, including financing costs, the conditions are fertile for growth.

“Best and Brightest” Going to Greener Pastures
For two decades many of our best and brightest young people trudged off to become bankers, analysts, quants, hedge fund managers, lenders, mortgage brokers, real estate speculators, and wealth managers. Today, tens, if not hundreds of thousands of people are being laid off as it becomes clear that there is massive excess capacity in a wide variety of financial services. The golden age of finance may be over, which might not be a bad thing. Young people will rethink their plans and more will head toward chemistry, biology, nanotechnology, electrical engineering, physics, marketing, sales, logistics, teaching and the trades. In short, they will go to the real economy. The current turmoil may well remind everyone that the primary function of the financial economy is to help facilitate the real economy, rather than act as an end unto itself.

We are fortunate to live in a country where one’s lot in life is not cast in stone; many opportunities exist to take advantage of changing conditions. Recently we came across an interview of George Shultz, the former Secretary of State, discussing why he is optimistic about America’s future. “There is the ingenuity, the flexibility, the strengths of the national economy. We are so blessed with human talent and resources.” Regarding the American people themselves, “They have intelligence, integrity and honor.”

Back-to-Basics Movement
In 1985 there were 40 hedge funds. By 2007, there were over 13,000. Private equity and other alternative investment funds also proliferated dramatically, particularly over the past decade. Many of these investment vehicles depended on leverage or impossibly complex strategies to earn a respectable return. The housing bubble also created a great number of dubious careers and expectations. It is very difficult to understand the value added in a synthetic collateralized debt obligation (CDO) squared derivative or a hedge fund with a “two and twenty” compensation structure, levered five-to-one that uses supercomputers to trade thousands of shares of thousands of stocks by the millisecond. The heyday of these activities has passed, at least for a long while (according to one source, 3,000 hedge funds have already closed). Perhaps the realization that money doesn’t come easily, combined with tougher economic times, will result in a back-to-basics movement. We envision a less flamboyant attitude on the part of CEOs, money managers and other leaders, which could result in a healthier attitude about a number of things such as compensation, sacrifice, values and so forth. Maybe boards and shareholders will realize that hired guns who put little of their own money at risk do not deserve to get paid like entrepreneurs who risk everything to be a success. Maybe a society that starts to live within its means will take conservation more seriously. Perhaps we might be lucky enough to see a society that understands that government doesn’t create wealth, the private sector does. A tough employment market may result in job creators being valued rather than vilified (and taxed).

Valuations Attractive…Buffett is Buying!
The old bromide, “nothing cures low prices better than low prices” is certainly true today. As we mentioned in our interim October letter (see www.fmifunds.com), valuations are attractive for those who have a long-term investment time horizon.  There is a lot of cash on the sidelines. We are officially 12 months into the recession, one that looks very grim. The longest postwar recession was 17 months and we wouldn’t be surprised if this one lasted longer. Still, the stock market often rises six months to a year in advance of a turn in economic fundamentals.  On October 17, Warren Buffett made a rare call-to-arms, saying he is buying American stocks and you should too. We are listening.

Our Board of Directors declared a distribution effective December 30, 2008 of $0.00532 per share from net investment income, payable December 30, 2008, to shareholders of record on December 29, 2008.

Thank you for your support of The FMI Common Stock Fund.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Common Stock Fund, Inc.
SCHEDULE OF INVESTMENTS
December 31, 2008 (Unaudited)

Shares		Value(b)
COMMON STOCKS — 90.8% (a)
COMMERCIAL SERVICES SECTOR — 9.6%
	Advertising/Marketing Services — 1.5%
1,013,000	Harte-Hanks, Inc.	$6,321,120
	Miscellaneous Commercial Services — 1.6%
238,000	Cintas Corp.	5,528,740
73,500	G & K Services, Inc.	1,486,170
		7,014,910
	Personnel Services — 6.5%
746,000	AMN Healthcare Services, Inc.	6,311,160
784,000	Korn/Ferry International	8,953,280
1,702,000	MPS Group, Inc.	12,816,060
		28,080,500
CONSUMER SERVICES SECTOR — 3.9%
	Publishing: Books/Magazines — 1.9%
473,000	Meredith Corp.	8,097,760
	Restaurants — 2.0%
154,000	Chipotle Mexican Grill, Inc. Cl B	8,822,660
DISTRIBUTION SERVICES SECTOR — 12.3%
	Electronics Distributors — 6.5%
1,052,000	Arrow Electronics, Inc.	19,819,680
422,000	ScanSource, Inc.	8,131,940
		27,951,620
	Medical Distributors — 2.1%
475,000	Patterson Companies Inc.	8,906,250
	Wholesale Distributors — 3.7%
746,000	Beacon Roofing Supply, Inc.	10,354,480
174,000	United Stationers Inc.	5,827,260
		16,181,740
ELECTRONIC TECHNOLOGY SECTOR — 3.3%
	Electronic Equipment/Instruments — 2.2%
292,000	Rockwell Automation, Inc.	9,414,080
	Electronic Production Equipment — 1.1%
321,600	ATMI, Inc.	4,962,288
ENERGY MINERALS SECTOR — 2.1%
	Oil & Gas Production — 2.1%
447,000	St. Mary Land &
	Exploration Co.	9,078,570
FINANCE SECTOR — 12.9%
	Insurance Brokers/Services — 2.2%
360,000	Arthur J. Gallagher & Co.	9,327,600
	Investment Managers — 3.8%
390,000	Affiliated Managers Group, Inc.	16,348,800
	Life/Health Insurance — 2.2%
659,000	Protective Life Corp.	9,456,650
	Property/Casualty Insurance — 3.1%
1,141,000	Old Republic International Corp.	13,600,720
	Regional Banks — 1.6%
328,000	Associated Banc-Corp	6,865,040
HEALTH SERVICES SECTOR — 1.2%
	Health Industry Services — 1.2%
107,000	Covance Inc.	4,925,210
HEALTH TECHNOLOGY SECTOR — 3.1%
	Medical Specialties — 3.1%
182,000	Beckman Coulter, Inc.	7,997,080
146,000	West Pharmaceutical
	Services, Inc.	5,514,420
		13,511,500
INDUSTRIAL SERVICES SECTOR — 5.5%
	Environmental Services — 1.5%
204,000	Waste Connections, Inc.	6,440,280
	Oilfield Services/Equipment — 4.0%
253,000	Bristow Group, Inc.	6,777,870
597,000	Dresser-Rand Group, Inc.	10,298,250
		17,076,120
PROCESS INDUSTRIES SECTOR — 7.8%
	Containers/Packaging — 3.7%
229,000	AptarGroup, Inc.	8,069,960
332,000	Bemis Company, Inc.	7,861,760
		15,931,720
	Industrial Specialties — 4.1%
265,000	Cabot Microelectronics Corp.	6,908,550
604,000	Valspar Corp.	10,926,360
		17,834,910
PRODUCER MANUFACTURING SECTOR — 11.2%
	Building Products — 2.7%
311,000	Watsco, Inc.	11,942,400
	Electrical Products — 3.1%
240,400	Littelfuse, Inc.	3,990,640
727,600	Molex Inc. Cl A	9,422,420
		13,413,060

FMI Common Stock Fund, Inc.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2008 (Unaudited)

Shares		Value(b)
COMMON STOCKS — 90.8% (a) (Continued)
PRODUCER MANUFACTURING SECTOR — 11.2% (Continued)
	Industrial Machinery — 1.6%
287,800	Graco Inc.	$6,829,494
	Miscellaneous Manufacturing — 1.4%
289,000	Carlisle Companies Inc.	5,982,300
	Office Equipment/Supplies — 2.4%
650,000	HNI Corp.	10,296,000
RETAIL TRADE SECTOR — 8.9%
	Discount Stores — 2.6%
425,100	Family Dollar Stores, Inc.	11,082,357
	Food Retail — 2.4%
640,000	Winn-Dixie Stores, Inc.	10,304,000
	Specialty Stores — 3.9%
607,000	Group 1 Automotive, Inc.	6,537,390
571,000	PetSmart, Inc.	10,534,950
		17,072,340
TECHNOLOGY SERVICES SECTOR — 6.6%
	Data Processing Services — 2.1%
242,000	DST Systems, Inc.	9,191,160
	Information Technology Services — 4.5%
546,000	Jack Henry & Associates, Inc.	10,597,860
632,500	Perot Systems Corp.	8,646,275
		19,244,135
TRANSPORTATION SECTOR — 2.4%
	Trucking — 2.4%
392,000	Hunt (J.B.) Transport
	Services, Inc.	10,297,840
	Total common stocks	391,805,134

Principal Amount
SHORT-TERM INVESTMENTS — 7.0% (a)
	Commercial Paper — 7.0%
$30,000,000	U.S. Bancorp,
	0.05%, due 1/02/09	29,999,958
	Total short-term
	investments	29,999,958
	Total investments — 97.8%	421,805,092
	Cash and receivables, less
	liabilities — 2.2% (a)	9,632,645
	TOTAL NET ASSETS — 100.0%	$431,437,737
	Net Asset Value Per Share
	($0.01 par value, indefinite
	shares authorized), offering
	and redemption price
	($431,437,737 ÷ 27,105,397
	shares outstanding)	$15.92

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

FMI Common Stock Fund, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
PAUL S. SHAIN
DONALD S. WILSON

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.